SUMMARY PROSPECTUS

APRIL 30, 2012

SUNAMERICA SERIES TRUST

GROWTH OPPORTUNITIES PORTFOLIO

(CLASS 1, CLASS 2 AND CLASS 3 SHARES)

SunAmerica Series Trust’s Statutory Prospectus and Statement of Additional Information dated April 30, 2012, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain affiliated and unaffiliated life insurance companies and is not intended for use by other investors.

Before you invest, you may want to review SunAmerica Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at https://www.sunamerica.com/prospectuses. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@sunamerica.com.

The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goal

The Portfolio’s investment goal is capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.75%	0.75%	0.75%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.10%	0.10%	0.10%
Total Annual Portfolio Operating Expenses	0.85%	1.00%	1.10%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable

Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$87	$271	$471	$1,049
Class 2 Shares	102	318	552	1,225
Class 3 Shares	112	350	606	1,340

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 99% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing in equity securities that demonstrate the potential for capital appreciation, issued generally by small-cap companies. The Portfolio may invest in common stocks, preferred stocks, convertible securities (up to 5% below investment grade), rights and warrants. The Portfolio also may invest in foreign securities, including securities of issuers located in emerging markets (up to 25% of net assets). The Portfolio may invest up to 10% of its total assets in real estate investment trusts (REITs).

The Portfolio may utilize derivative instruments, specifically futures contracts and forward currency contracts. The

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Portfolio will invest in futures contracts, including index futures, to seek exposure to certain asset classes. The Portfolio may utilize forward currency contracts to mitigate the risk of foreign currency exposure.

The subadviser uses a bottom-up stock selection process seeking attractive growth opportunities on an individual company basis. The subadviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market’s valuation of those factors. Therefore, in selecting securities for investment, the subadviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The subadviser generally sells securities of a company when it believes the company’s growth potential, and/or the sustainability of that growth, flattens or declines. The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Small Companies Risk. Securities of small companies are usually more volatile and entail greater risks than securities of large companies.

Growth Stock Risk. Growth stocks are historically volatile, which will affect the Portfolio.

Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk. The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the portfolio managers, may fail to produce the intended return.

Active Trading Risk. A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Real Estate Industry Risk. Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e. , stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging as described in the

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Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. By purchasing over-the-counter derivatives, the Portfolio is exposed to credit quality risk of the counterparty.

Forward Currency Contracts Risk. The use of forward contracts involves the risk of mismatching the Portfolio’s objective under a forward contract with the value of securities denominated in a particular currency. Such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by a Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there my be no recovery or limited recovery in such circumstances.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 2000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective June 1, 2010, Invesco Advisers, Inc. assumed subadvisory duties of the Portfolio. From November 1, 2005 until June 1, 2010, Morgan Stanley Investment Management Inc. was subadviser to the Portfolio. Prior to November 1, 2005, SunAmerica Asset Management Corp. managed the Portfolio.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 17.34% (quarter ended March 31, 2006) and the lowest return for a quarter was -25.00% (quarter ended June 30, 2002). The year to date calendar return as of March 31, 2012 was 14.10%.

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years	Since Inception Class 3 (9/30/02)
Class 1 Shares	-2.39%	2.24%	1.65%	N/A
Class 2 Shares	-2.56%	2.12%	1.49%	N/A
Class 3 Shares	-2.59%	2.00%	N/A	7.99%
Russell 2000® Growth Index	-2.91%	2.09%	4.48%	9.87%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Invesco Advisers, Inc.

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title
Matthew Hart	2010	Lead Portfolio Manager
Justin Speer	2010	Portfolio Manager

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Purchases and Sales of Portfolio Shares

Shares of the Portfolio may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums.

Tax Information

The Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however, you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Variable Contracts. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

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